Property, Plant and Equipment	12 Months Ended
Mar. 31, 2014
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

7.  Property, Plant and Equipment

Property, plant and equipment consist of the following components:

(Millions of US dollars)	Land	Buildings	Machinery and Equipment	Construction in Progress1,[2]	Total

Cost or valuation:
At 31 March 2012	$18.3	$210.5	$984.9	$50.9	$1,264.6
Additions	0.2	3.0	47.7	10.2	61.1
Disposals	-	-	(7.3)	-	(7.3)
Impairment	-	(3.5)	(33.6)	-	(37.1)
Exchange differences	-	0.2	3.0	-	3.2

At 31 March 2013	$18.5	$210.2	$994.7	$61.1	$1,284.5
Additions	11.7	18.9	39.8	54.8	125.2
Disposals	-	-	(2.2)	-	(2.2)
Exchange differences	-	(1.0)	(27.5)	-	(28.5)

At 31 March 2014	$30.2	$228.1	$1,004.8	$115.9	$1,379.0

Accumulated depreciation:
At 31 March 2012	$-	$(76.2)	$(513.7)	$-	$(589.9)
Charge for the year	-	(8.8)	(51.2)	-	(60.0)
Disposals	-	-	6.5	-	6.5
Impairment	-	-	20.2	-	20.2
Exchange differences	-	(0.2)	(1.6)	-	(1.8)
Other	-	-	(0.6)	-	(0.6)

At 31 March 2013	$-	$(85.2)	$(540.4)	$-	$(625.6)
Charge for the year	-	(9.1)	(52.2)	-	(61.3)
Disposals	-	-	1.5	-	1.5
Exchange differences	-	1.0	17.1	-	18.1
Other	-	-	(0.5)	-	(0.5)

At 31 March 2014	$-	$(93.3)	$(574.5)	$-	$(667.8)

Net book amount:
At 31 March 2013	$18.5	$125.0	$454.3	$61.1	$658.9
At 31 March 2014	$30.2	$134.8	$430.3	$115.9	$711.2

[1]	Construction in progress consists of plant expansions and upgrades.

[2]	Construction in progress balance is presented net of assets transferred into service.

Depreciation expense for the years ended 31 March 2014 and 2013 was US$61.3 million and US$60.0 million, respectively. Included in property, plant and equipment are restricted assets of AICF with a net book value of US$1.7 million and US$2.1 million as of 31 March 2014 and 2013, respectively.

Impairment of Long-Lived Assets

The Company performs an asset impairment review on a quarterly basis in connection with its assessment of production capabilities and the Company’s ability to meet market demand. During the year ended 31 March 2014, there were no asset impairment charges recorded.

During the year ended 31 March 2013, the Company recorded asset impairment charges of US$16.9 million in the USA and Europe Fibre Cement segment. In addition, the Company made the decision that it would not re-open its Blandon, Pennsylvania plant. As a result the Company recorded impairment charges of US$4.4 million for buildings, land and manufacturing equipment at the Blandon plant. The remaining impairment charges of US$12.5 million included US$2.8 million related to redundant equipment that is no longer utilised to manufacture products and US$9.7 million related to manufacturing equipment that is in the process of being replaced by plant and equipment with enhanced capability in order to expand production capacity in anticipation of the continued recovery in the US housing market. The estimated fair value for the impaired property, plant and equipment was based on a discounted cash flow analysis that considered, to the extent practicable, a market participant’s expectations and assumptions and the impaired assets’ highest and best use.

During the year ended 31 March 2012, the Company recorded an asset impairment charge of US$14.3 million related to machinery and equipment no longer in service that was utilised to produce materials for certain of the Company’s products. The asset impairment charge was recorded in the USA and Europe Fibre Cement segment. The impaired assets were reduced to a net book value of nil, which was the estimated fair value based on a discounted cash flow analysis that considered, to the extent practicable, a market participant’s expectations and assumptions and the impaired assets’ highest and best use.